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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report, dated February 19, 2001, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-77590, 2-95258, 2-33661, 33-51257, 033-63859, 333-09851, 333-48423 and 333-54560.







/s/ Arthur Andersen LLP
New York, New York
March 29, 2001